DEED OF HYPOTHEC



                           On the tenth (10th) day of August, Two Thousand and Six (2006) in the City of Montreal, Province of Quebec.

                           Before Mtre Diane Rimok, the undersigned Notary of the Province of Quebec, practising at Montreal, Quebec.


APPEARED:                  BUSH ROSS,  P.A., a  corporation,,  having a place of
                           business at 220 S. Franklin Street,  Tampa, FL 33602,
                           herein acting and represented by Benjamin Gross,  its
                           attorney ad hoc,  hereunto  authorized  pursuant to a
                           power of attorney dated July 26, 2006 a copy of which
                           is annexed hereto after having been acknowledged true
                           and signed for the purpose of  identification  by the
                           said   representative   in   the   presence   of  the
                           undersigned Notary.


                                                         PARTY OF THE FIRST PART

AND: C-CHIPS TECHNOLOGIES CORPORATION (NORTH AMERICA), a legal person being a corporation constituted under the Canada Business Corporations Act, having its head office at 740 Notre-Dame Street East, Montreal, Quebec, Canada, H3C 3X6 herein acting and represented by Anna Pennino, its representative, duly authorized pursuant to a resolution of the board of directors dated July 25, 2006, a certified copy of which is annexed hereto after having been acknowledged true and signed for the purpose of identification by said representative in the presence of the undersigned Notary.

                                                        PARTY OF THE SECOND PART

                    WHICH PARTIES AGREE WITH EACH OTHER AND DECLARE UNTO THE UNDERSIGNED NOTARY AS FOLLOWS:

ARTICLE 1

                                                                  INTERPRETATION

1.1 Definitions. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement or the Notes, as applicable (as these terms are defined below), unless the context clearly requires otherwise or unless otherwise defined herein. The following words and expressions, whenever used in this Deed or in any deed, document or agreement supplemental or ancillary hereto, unless there be something in the subject or the context inconsistent therewith, shall have the following meanings:

        1.1.1 "Accessories" means any interest, interest on interest, legal fees, charges, costs of realization, expenses, insurance premiums, taxes, and other sums which may be expended by the Holder or any Bondholders to protect, preserve or enforce its rights under this Deed of Hypothec;

        1.1.2 "Bond" or "Bonds" means any bond or all the bonds of the Grantor, as the case may be, issued and certified hereunder and entitled to the benefit of the security hereof and for the time being outstanding;

        1.1.3 "Bondholder", "Bondholders", "holder of the Bond", or "holders of the Bonds" means the Person or several persons holding at any time any one of the outstanding Bonds and mentioned as holder in the register maintained by the Holder;

        1.1.4   "Bondholders'  Instrument"  shall have the  meaning set forth in
                Article 21.2;

        1.1.5 "Collateral" means all accounts receivable of the Grantor and moveable property of every kind and nature, including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, as extracted collateral, or other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent licenses, patent applications, trademarks, trademark licenses, trademark applications, trade names, copyrights, copyright licenses, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all books and records, software, writings, plans, specifications and schematics, whether now owned or hereinafter acquired by the Grantor; and all proceeds and products of each of the foregoing. Notwithstanding the foregoing, without consent, the Grantor may hereinafter acquire assets, properties, leases (including corporations, partnerships, and other entities holding the foregoing) for use in its business, directly or through subsidiaries, which may be secured by the asset acquired (the "Senior Security Interest") and financed using cash payments of the Grantor and up to $2,000,000 of secured non-equity linked commercial debt. Said Senior Security Interest shall rank senior to the Holder's' Security Interest granted pursuant to this Agreement.

        1.1.6 "Deed of Hypothec", "this Deed", "this Deed of Hypothec", "these presents", "herein", "hereby", "hereunder" and other similar expressions refer collectively to this Deed of Hypothec, the accompanying schedules as well as any and every deed or other instrument which is supplementary or ancillary hereto or in implementation hereof, the whole as same may be amended, supplemented or restated at any time and from time to time;

        1.1.7 "Directors" means the board of directors of the Grantor for the time being, and reference, without more, to a decision of or action by the Directors shall mean a decision made or action taken by the Directors acting as a board duly constituted or as members of a committee duly authorized by the board of directors and having the authority to make such a decision or take such action;


        1.1.8 "Event of Default" means any of the events or circumstances set out in ARTICLE 9 hereof;

        1.1.9 "Grantor" means the party of the second part and includes any successor in title;

        1.1.10 "Holder" means the party of the first part, in its capacity as fonde de pouvoir for the Bondholders for all purposes of Article 2692 of the Civil Code of Quebec and includes any successor or assign thereof in such capacity;

        1.1.11 "Holder's Indemnification" means sufficient funds, in the opinion of the Holder, to commence, continue and carry out any act, action or proceedings and an indemnity satisfactory to the Holder to protect and hold it harmless against all costs, charges, expenses and liabilities to be incurred as a result of any such act, action or proceedings and any loss and damage it may sustain by reason thereof.

        1.1.12 "Law" means all applicable provisions of statutes, ordinances, decrees, orders in council, rules, regulations, orders of governmental authorities, treaties and all applicable orders and decrees of courts and arbitrators;

        1.1.13 "Lien" means any mortgage, hypothec, title retention, pledge, deed of trust, lien, right of set-off, charge, security interest or other encumbrance whatsoever, whether fixed or floating and howsoever created or arising.

        1.1.14 "Notes" means the Series B Subordinated Secured Convertible Promissory Notes issued from time to time and purchased pursuant to the Purchase Agreement;

        1.1.15  "Parties" means the Grantor and the Holder;

        1.1.16 "Person" or "Persons" means any individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof;

        1.1.17  "Purchase   Agreement"  means  that  certain  Note  and  Warrant
                Purchase Agreement by and among Manaris Corporation and the Purchasers named therein dated as of August 10, 2006;

        1.1.18 "Rate of Interest" means the rate of interest of twenty-five percent (25%) per annum;

        1.1.19 "Receiver" means any receiver, manager, agent, mandatary, or receiver-manager appointed by the Holder or a court of competent jurisdiction to possess and administer all or any of the Collateral after the security has become enforceable;

        1.1.20 "Secured Obligations" means the payment, in lawful money of Canada, of all principal of and interest (including interest on amounts in default) and premiums if any, on the Bonds, as well as the payment of all other sums, if any, from time to time due under this Deed to the Bondholders or the Holder and the performance by the Grantor of all its obligations under this Deed;

        1.1.21 "Security Documents" has the meaning ascribed thereto in the Purchase Agreement;

1.2 Plural and Masculine. Unless there be something in the subject or the context inconsistent therewith, words importing the singular only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and vice versa, and unless otherwise stipulated, any reference to dollars shall mean Canadian dollars, unless otherwise specifically mentioned herein.

1.3 Division in Articles. The division of this Deed into Articles, Sections, subsections and paragraphs and the insertion of titles are for convenience of reference only and do not affect the meaning or the interpretation of the present Deed.

                                   ARTICLE 2

                       APPOINTMENT OF THE FONDE DE POUVOIR

1.1 Appointment of the Fonde de Pouvoir. The Grantor hereby appoints by these presents the Holder to act as fonde de pouvoir of the bondholders, as contemplated by Article 2692 of the Civil Code of Quebec, to take, receive, and hold on behalf of, and for the benefit of, each of the Bondholders, all rights , hypothecs and security interests created hereby as continuing security for the payment of the Bonds from time to time issued and outstanding hereunder, and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder or by a Bondholders' Instrument.

2.1 Acceptance of Appointment. Bush Ross, P.A. as Holder hereby accepts its appointment as fonde de pouvoir and agrees to take, receive and hold the rights, hypothecs and security interests created hereby and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder or by a Bondholder's Instrument.

                                   ARTICLE 3

                             FORM AND ISSUE OF BONDS

3.1 Limitation of Issue. The aggregate outstanding principal amount of Bonds which may be issued under and secured by this Deed is limited to the aggregate principal amount of Nine Million Canadian Dollars (Cdn$9,000,000.00) and such Bonds shall be designated as 25% Collateral Mortgage Demand Bonds.

3.2 Form of Bonds. The Bonds and the Certificate of the Holder shall be respectively substantially of the tenor and in the form set forth in the Second Schedule of this Deed, with such omissions, insertions and variations as are in this Deed provided or permitted. The Bonds shall be issued as fully registered Bonds, may be issued in any denominations and shall bear the respective dates given to them by the Grantor. The Bonds shall be payable on demand and shall bear interest before and after default, with an interest rate of 25% per annum, calculated half-yearly and not in advance, with interest on all overdue interest calculated at the same rate and in the same manner as the principal thereof, from the due date until the date of payment.

3.3 Exchange of Bonds. Bonds of any denomination may be exchanged by the holder thereof for an equal aggregate principal amount of Bonds of the same or any other denomination in the name of such holder alone or in the name of such holder or such other Person or several Persons as such holder may designate and bearing such date as the Grantor and the Bondholder requesting such exchange may agree to or, upon failure to so agree, bearing the same date as the Bonds which are to be exchanged. All Bonds returned to the Grantor to effect such an exchange shall be returned to the Holder for cancellation. Any Bonds surrendered for cancellation but not exchanged shall thereafter be treated as unissued Bonds and additional Bonds may be issued, pledged, hypothecated, sold or otherwise disposed of by the Grantor from time to time, provided that the aggregate principal amount of all Bonds outstanding hereunder at any particular time does not exceed the limit set forth in Article 2.1 hereof.

3.4 Payment in Legal Tender. Until the security hereby constituted shall have become enforceable and the Holder shall have determined or become bound to enforce the same, the principal of and interest on the Bonds shall be payable in lawful money of Canada at par to the registered holder of the Bonds at the address given to the Holder from time to time by the Bondholders.

3.5 Signature of Bonds. All Bonds issued hereunder shall be signed for and on behalf of and in the name of the Grantor by any of its directors or officers (or any other duly authorized representative) acting alone.

3.6 Type. When any of the Bonds are to be issued hereunder, the Grantor shall, within a reasonable delay, cause to be prepared, executed and delivered to the Holder definitive Bonds which may be typewritten or otherwise mechanically reproduced.

3.7 Delivery. All Bonds may from time to time after the execution of this Deed be issued by the Grantor and be certified by or on behalf of the Holder and shall be delivered by the Holder to or to the order of the Grantor from time to time upon receipt by the Holder of an order or orders in writing signed by the Grantor who shall have same signed by any of its directors or officers (or any other duly authorized representative) acting alone.

3.8 Certification. No Bond shall be issued, or if issued, shall bind the Grantor or shall entitle the holder to the benefit of the security of these presents until it has been certified by or on behalf of the Holder. Such certification by the Holder upon any such Bonds shall be conclusive evidence that the Bonds so certified have been duly issued hereunder and that the holder thereof is entitled to the benefit of the security under these presents. The certificate of the Holder signed on the Bonds issued hereunder shall not be construed as a representation or warranty by the Holder as to the validity or security of this Deed or of the said Bonds, and the Holder shall in no respect be liable or answerable for the use of said Bonds or any of them or the proceeds thereof.

3.9 Consideration, Issue and Rank. The Bonds may be issued for such price or consideration as shall be determined by the Directors, or, at the discretion of the Directors, may be hypothecated from time to time by the Grantor to provide security for the payment of present or future indebtedness or other obligations, present or future, of the Grantor, provided however that any Bonds so hypothecated shall not be deemed to be redeemed by reason of the account of the Grantor having ceased to be indebted while the Bonds remain so hypothecated. If any Bond is issued to provide security as aforesaid and is subsequently returned to the Grantor after having served such purpose, the Grantor shall be entitled to reissue in the place and stead of the Bonds so returned other Bonds, the whole under reserve of the provisions of this Deed dealing with the aggregate outstanding principal amount of Bonds which may be issued under the terms hereof. Each Bond, as soon as issued and certified as herein provided, shall, subject to the terms hereof, be equally and rateably secured hereby as if all of the Bonds had been issued and certified simultaneously.

3.10 Registration and Transfer. At all times while any of the Bonds issued hereunder are outstanding, the Holder shall keep, at its office in the City of Montreal, a register in which shall be entered the names and addresses of the holder or holders of Bonds, as well as the names and addresses of the Person or Persons who have obtained from a registered holder an undivided interest in any such Bonds and of which the Holder shall have received written notice from such registered holder, as of and from the date of such notice. Failure of any registered holder to notify the Holder as aforesaid or failure of the Holder to inscribe such undivided interest in the register shall not, under any circumstances, deprive such undivided owner of any of this rights. No transfer of a Bond shall be valid unless made on such register by the registered holder or his executors, administrators, successors or assigns or his or their attorney duly appointed by an instrument in writing, in form and execution satisfactory to the Holder, and upon compliance with such reasonable requirements as the Holder may prescribe. The ownership of the Bonds shall be proven by such register. The Bondholders and the Grantor may examine this register during normal business hours on such days as the Holder's office is required by Law to remain open.

3.11 Rights of Holders. The registered holder of a Bond shall be entitled to receive the principal moneys, premium, if any, and interest evidenced by such Bond, free from all rights of set-off, compensation or counterclaim between the Grantor and his transferor or any previous holder thereof on its behalf and on behalf of any Person or several Persons to whom such registered holder has granted any undivided interest therein.

3.12 Replacement of Bond. If a Bond becomes mutilated, lost or destroyed, the Grantor, in its discretion, may issue, and the Holder shall thereupon certify and deliver, a new Bond of like date and tenor in replacement and upon cancellation of the one mutilated, lost or destroyed. The applicant for a new bond shall in case of loss or destruction furnish to the Holder such evidence of ownership and of such loss or destruction as shall be satisfactory to the Holder and to the Grantor and shall furnish the Holder's Indemnification.

                                   ARTICLE 4

                               CHARGING PROVISIONS

4.1 Hypothec. As a general and continuing collateral security for the due and punctual payment and performance of the Secured Obligations and Accessories, the Grantor does hereby hypothecate the Collateral to and in favour of the Holder, for the benefit of the Bondholders, for the sum of Nine Million dollars ($9,000,000.00) in lawful money of Canada with interest thereon at the Rate of Interest, calculated and payable monthly, not in advance, from the date hereof and before and after demand, default or judgment.

4.2 No Floating Hypothec. The hypothec granted hereunder does not constitute and shall not constitute nor be construed as a floating hypothec within the meaning of Article 2715 of the C.C.Q.

4.3 Additional Hypothec. As general and continuing collateral security for the performance by the Grantor of the Secured Obligations not otherwise secured by the hypothecs created under the terms of Article 4.1, including, without limiting the generality of the foregoing, interest on all overdue interest, as well as the costs and expenses incurred by the Holder or any Bondholder in order to preserve or realize upon the Liens created and to be created from time to time under the terms hereof and all other costs and expenses related to the Secured Obligations, the Grantor hereby hypothecates the Collateral to and in favour of the Holder, for the benefit of the Bondholders, to the extent of an additional sum of One Million Eight Hundred Thousand Canadian Dollars (CDN$1,800,000.00) in lawful money of Canada, with interest thereon at the Rate of Interest.

4.4 Hypothec for Benefit of All Bondholders. The Holder shall have and hold the hypothec created hereunder and all rights hereby conferred unto the Holder for the equal benefit and security of all the Bondholders holding Bonds issued and to be issued under this Deed and purchased without any preference or priority of any of said Bonds over any others thereof, by reason of priority at the time of issue or negotiation thereof, or otherwise however, and subject to the conditions, provisions, covenants and stipulations herein expressed.

4.5 Continuing Validity. The full amount of the foregoing hypothec shall be and remain continuing collateral security in favour of the Holder, for the benefit of the Bondholders, for the full payment or fulfilment of the Secured Obligations and Accessories, and such hypothec shall be and remain in full force and effect notwithstanding the repayment and reduction or fulfilment at any time and from time to time of the Secured Obligations and Accessories or any part thereof or the fact that at any time and from time to time there may be no Secured Obligations and Accessories owing to the Holder by the Grantor, the whole until all Secured Obligations and Accessories at any time and from time to time existing shall have been entirely repaid, fulfilled and released (in the manner provided at Article 22.3 hereof) to the satisfaction of the Holder, and such hypothec shall not be reduced unless and until a document evidencing the discharge is executed by the Holder and is delivered in which it shall be expressly stated that the amounts therein referred to are in reduction of the hypothec hereby created and until the hypothec herein created is released and discharged to the extent therein stated.

4.6 No Reduction. No payment made by the Grantor or by any Person on its behalf to the Holder shall in any way operate to extinguish the hypothec created herein or as a reduction of said hypothec hereby created, or effect novation, save only as and when such payment is expressly applied by the Holder in reduction of the said hypothec by means of a document evidencing the discharge executed by the Holder, pursuant to Article 4.5 hereof.

4.7     No Novation. Nothing herein shall affect, novate, terminate or supersede
        any  covenants  and   obligations  of  the  Grantor  under  any  of  the
        Transaction Documents.

4.8 Further Assurances. The Grantor will at its own expense do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, registrations, publications and assurances (including instruments supplemental or ancillary thereto) as the Holder may from time to time reasonably request to better assure and perfect its security on the Collateral including, without limitation, specifically hypothecating in favour of the Holder, the right, title and interest of the Grantor in all property and assets subject to, or intended to be subject to, the charges of this Deed which the Grantor will hereafter acquire.

                                   ARTICLE 5

                        PAST, PRESENT OR FUTURE ADVANCES

5.1 The security hereby constituted shall have effect whether or not the Secured Obligations thereby secured shall have been incurred before or after or upon the date of the execution of this Deed.

                                   ARTICLE 6

                              POSSESSION BY GRANTOR

6.1 Until the security hereby constituted shall become enforceable, the Grantor shall, subject always to the provisions of this Deed, peaceably and quietly have, hold, use, occupy, possess and enjoy the Collateral and manage and operate the same for its own use and benefit.

                                   ARTICLE 7

                              COLLECTION OF CLAIMS

7.1 Authorization to Collect. The Holder hereby authorizes the Grantor to collect when due the capital falling due of, and any revenues of, any claims until the Holder shall have given the Grantor a notice withdrawing such authorization, whereupon the Holder shall immediately have the right to collect all of them.

        This notice of withdrawal may be given at any time if an Event of Default has occurred and is continuing and may be so given in respect of all or any part or parts of the claims.

7.2 Collection of claims. Upon notice by the Holder to the Grantor, which may be given at any time if an Event of Default has occurred and is continuing, the Holder may require the Grantor to immediately remit to the Holder all or a specified part of capital and revenues of claims received by the Grantor or to deposit the same in one or more designated bank accounts or otherwise to hold, deal with or deliver such capital and revenues, all on such terms and conditions as the Holder may specify in such notice.

7.3 Statements of Claims. Should the Holder serve a notice withdrawing the authorization granted to the Grantor to collect all claims as provided herein, the Grantor hereby agrees that all statements provided by the Holder to the Grantor with respect to the claims received and their application by the Holder, shall be prima facie conclusive and binding unless manifestly wrong or incorrect.

7.4 No Requirement to Enforce. The Holder shall have no obligation to exercise any rights in respect of any claims nor to enforce or to see to payment of the same, whether by legal action or otherwise. The Holder shall not be liable for any or all losses or damages resulting from any decision on the part of the Holder not to exercise, to exercise only in part or to delay or suspend the exercise or any failure or delay by the Holder in exercising any or all of its rights under this Article, any other articles of this Deed or under the Transaction Documents.

7.5 Dealings by Holder. The Holder may give acquittances for any sums it collects and may, but shall not be obligated to, realize any of the claims, grant extensions, grant releases, accept compositions, renounce and generally deal with the claims and any guarantees or security therefor, and take any action to preserve, protect or secure such claims, at such times and in such manner as it deems advisable in its sole discretion, without notice to or the consent of the Grantor, and without incurring any liability therefor and without any obligation to render any account in respect thereof or in respect of moneys collected.

7.6 Irregular Payments. The Holder shall have no obligation to inform the Grantor of any irregularity in the payment of the claims.

                                   ARTICLE 8

                          NO ASSUMPTION OF OBLIGATIONS

8.1 The Holder does not, in exercising any of its rights and recourses under this Deed or at law, in any way personally assume any of the obligations of the Grantor. The Grantor will remain liable under the Secured Obligations to observe and perform all the conditions and obligations to be observed and performed by the Grantor thereunder.

                                   ARTICLE 9

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTOR

The Grantor hereby represents and warrants to and covenants and agrees with the Holder, for the benefit of the Bondholders, that:

9.1 Declarations, representations, warranties and covenants in Transaction Documents reiterated. The Grantor hereby makes and reiterates all of declarations, representations, warranties and covenants of the Grantor or relating to the Grantor, as set forth in the Transaction Documents, mutatis mutandis.

9.2 Grantor. Furthermore, the Grantor hereby declares, represents, warrants and covenants that as of the date of this Deed of Hypothec and at all times during which this Deed of Hypothec is in effect:

        9.2.1 the Grantor will pay and perform the obligations of the Grantor under the Transaction Documents and hereunder without the necessity of demand as and when due and payable or on demand, if on a demand basis, at the office of the Holder indicated below, or at such other place as may from time to time be designated in writing by the Holder;

        9.2.2 the Grantor will pay all reasonable judicial and extra judicial fees, costs and expenses (whether legal, notarial or those of any other professional) relating to (i) the preparation and publication of this Deed and all amendments thereto and renewals and discharges thereof, (ii) the preparation and publication of notices of address, (iii) all appraisal of the Collateral after default, (iv) the enforcement of any of the Holder's rights hereunder or under the Transaction Documents and (v) the recovery or conservation of the Collateral which include, without limitation, the following:

          9.2.2.1 the usual charges of all independent managers for the maintenance, operation, administration and/or collection of the Collateral; and

          9.2.2.2 reasonable compensation for any person or firm engaged, employed or consulted by or on behalf of the Holder who acts after the occurrence of an Event of Default in connection with the maintenance, operation, administration, conservation and/or collection of any of the Collateral;

        9.2.3 it has the capacity and the powers necessary to enter into this Deed and to bind itself as herein provided and that the execution of this Deed, compliance with its provisions and performance of its covenants shall not entail or result in any violation or default of any other agreement or document to which the Grantor is a party or by which it is bound;

        9.2.4 this Deed has been duly authorized by resolution or by any other necessary action under its constating documents, by-laws and otherwise, in order to give full effect to this Deed; and

        9.2.5 this Deed has been executed by a duly authorized representative of the Grantor.

                                   ARTICLE 10

                                EVENTS OF DEFAULT

The Grantor shall be in default in each and every one of the following events:

10.1    upon the occurrence of an "Event of Default" as defined in the Notes;

10.2 if the Grantor fails to pay, when due, any amounts owing under the Bonds; or

10.3 if any or all other obligations secured under this Deed of Hypothec are not paid or performed when due.

                                   ARTICLE 11

                               EFFECTS OF DEFAULT

11.1 Rights Upon Default. Upon the occurrence of an Event of Default, the security hereby constituted shall become enforceable, and the Holder shall, in addition to any of its other rights hereunder, and under the Transaction Documents, forthwith be entitled to exercise any and all of the rights provided for in this Deed and in Chapter V of Title III of Book VI of the C.C.Q. and in the Code of Civil Procedure of Quebec. In exercising any of the rights and recourses available hereunder, under the Transaction Documents, or at law, the Holder may, at its option, in respect of all or any part of the Collateral, exercise such rights and recourses as are available hereunder, under the Transaction Documents, or at law, as it chooses to exercise, without prejudicing the Holder's other rights and recourses available in respect of all or part of the other Collateral. Furthermore, the Holder may exercise any of its rights and recourses in respect of all or any part of the Collateral, simultaneously or successively. The Holder shall be entitled to acquire all or any part of the Collateral, when permitted by law.

11.2 Performance. The Holder shall be entitled, in its discretion, to perform on behalf of the Grantor any of the Grantor's obligations hereunder or under the Transaction Documents, should there be an Event of Default with respect thereto. In addition, the Holder shall be entitled to do such things and make such expenditures as it considers appropriate to enforce, preserve and protect its rights and interests hereunder and under the Transaction Documents and the security constituted hereby and thereby.

11.3 No Waiver. Any action taken by or on behalf of the Holder to remedy any Event of Default shall not constitute a waiver of such default, nor be deemed to have relieved the Grantor therefrom. Failure of the Holder to insist upon strict performance of any covenants of this Deed or the Transaction Documents or to exercise any right or option hereunder or under the Transaction Documents shall not be construed as a waiver or relinquishment for the future of any such covenant, right or option.

11.4 Rights Cumulative. The acceptance by the Holder following any Event of Default of any sum owing to it by the Grantor or the exercise by the Holder of any right or recourse hereunder, under the Transaction Documents, or under any other agreement between the Grantor and the Holder shall not preclude the Holder from exercising any other right or recourse, all rights and recourses of the Holder being cumulative and not alternative.

11.5 Surrender. If the Holder gives the Grantor a prior notice of its intention to exercise a hypothecary right, the Grantor shall, and shall cause any other Person in possession of Collateral, to immediately voluntarily surrender same to the Holder.

                                   ARTICLE 12

                    POSSESSION FOR PURPOSES OF ADMINISTRATION

12.1 Holder's Rights. In addition to the rights available to the Holder under the Transaction Documents and the rights and recourses upon the occurrence of an Event of Default, in the event that the Holder exercises the hypothecary right to take possession for purposes of administration, the Holder shall have, in addition to the rights and powers provided by law as administrator entrusted with full administration of the property of others, the rights and powers contained in this Article.

12.2 Administration. The Holder shall have the right, after having fulfilled all formalities provided for at law for the exercise of its hypothecary right of taking possession for purposes of administration, to enter into and take possession of, through its officers, representatives, Receivers or other lawful attorney, all or any part of the Collateral, with full power of a Person entrusted with full administration of the property of others, including, but without limiting the generality of the foregoing, the full power to administer all or any part of the Collateral, the power to purchase on credit, advance its own moneys at a rate of interest equal to the Prime Rate of Bank of Nova Scotia in effect at the time of such advances, plus 2%, for the payment of all taxes, wages and other charges or hypothecs, costs or expenses ranking in priority to the Secured Obligations or the security hereof and other current operating expenses incurred before or after such taking of possession, at the discretion of the Holder; the moneys so borrowed or advanced shall be repaid by the Grantor on demand and until repaid, shall bear interest at said rate and be secured by the hypothecs constituted hereby. The Holder shall be entitled to receive payment of any Claims and the Holder shall be entitled to become a party to any contract of any nature whatsoever with respect to all or any part of the Collateral or any or all of them, the Grantor hereby expressly authorizing the Holder to become a party to any such contracts for and on behalf of the Grantor.

12.3 Surrender. If the Holder exercises its hypothecary right of taking possession for the purpose of administration, the Grantor hereby binds and obliges itself to yield up possession of and surrender the Collateral to the Holder on demand and agrees to put no obstacles and not to hinder the rights and recourses of the Holder, but to facilitate by all legal means, the actions of the Holder hereunder and not to interfere with the powers hereby granted to the Holder pursuant to this Deed and at law.

12.4 Documents. The Grantor shall forthwith by and through its officers and directors execute such documents and transfers as may be necessary to place the Holder in legal possession of any or all of the Collateral in order to transfer the control of the administration to the Holder and thereupon all the powers, functions, rights and privileges of each and every of the directors and officers of the Grantor shall cease and determine with respect to such Collateral unless specifically continued in writing by the Holder for specific purposes.

12.5 Application of Moneys. The moneys arising from the administration of the Holder shall be applied in accordance with the provisions of Article
        22.2 of this Deed.

12.6 Sale. The Grantor agrees that with respect to any sale by the Holder of all or any part of the Collateral in the exercise of the Holder's rights hereunder, under the Transaction Documents or at law upon the occurrence of an Event of Default which is continuing, it will be commercially reasonable to sell all or any part of the Collateral:

        12.6.1  together or separately;

        12.6.2 by auction or by call for tenders by advertising such sale or call for tenders once in a local daily newspaper of the Holder's choice at least seven (7) days prior to such sale or close of call for tenders;

        12.6.3 by sale by agreement after receipt by the Holder of a bona fide offer of at least one prospective purchaser, who may include a Person related to or affiliated with the Holder or customers of the Holder; and

        12.6.4  by any combination of the foregoing;

        and any such sale may be on such terms as to credit or otherwise and as to upset price or reserve bid or price as the Holder in its sole discretion may deem advantageous, and the Grantor agrees that the price received at any such sale shall constitute a commercially reasonable price.

12.7 Other Sales. The foregoing shall not preclude the Holder from agreeing to sell, or making any sale in any other manner not prohibited by law nor shall it be interpreted to mean that only a sale made in conformity with the foregoing is commercially reasonable or that only the price received at a sale made in conformity with the foregoing shall constitute a commercially reasonable price.

12.8 Timing of Sale. The Holder may at its entire discretion, determine the appropriate moment for such sale to be conducted and the Grantor acknowledges and agrees that such determination by the Holder will not constitute unnecessary delay.


                                   ARTICLE 13

                             APPLICATION NOT PAYMENT

Notwithstanding any law, agreement,  usage or custom to the contrary,  including
Article 2743 of the C.C.Q., receipt by the Holder (or by the Grantor as agent for the Holder) of any claims shall not operate as payment of any Secured Obligations unless the Holder expressly applies the amounts so received in reduction of such Secured Obligations in accordance with this Deed and to the extent only of such application.

                                   ARTICLE 14

                                POWER OF ATTORNEY

The Grantor hereby irrevocably nominates, constitutes and appoints the Holder and any Person further designated by the Holder, upon the occurrence of an Event of Default which is continuing, to be the lawful attorney-in-fact and mandatary of the Grantor for and in the name and on behalf of the Grantor to execute and do any deeds, documents, transfers, demands, conveyances, assignments, assurances, consents and things which the Grantor ought to sign, execute or do hereunder and to commence, continue and defend any proceedings authorized to be taken hereunder and generally to use the name of the Grantor in the exercise of all or any of the powers hereby conferred on the Holder and any agent appointed hereunder.

                                   ARTICLE 15

                               REMEDIES CUMULATIVE

No remedy, right or recourse of the Holder conferred or reserved hereunder is intended to be exclusive of any other remedy, right or recourse under this Deed, under the Transaction Documents, under any other security or at law, but each and every such remedy shall be cumulative, and shall be in addition to every other remedy, right or recourse given hereunder or now existing or hereafter to exist by contract, by law or by statute.

                                   ARTICLE 16

                       JUDGMENT FOR AMOUNTS REMAINING DUE

In the case of any judicial or other proceedings to enforce the security hereby constituted, and without limiting any right of the Holder to obtain judgment for any greater amount, judgment may be rendered against the Grantor in favour of the Holder for any amount which may remain due in respect of the Secured Obligations and Accessories after the application to the payment thereof of the proceeds of any sale of all or part of the Collateral or any or all of them or any additional security therefor.

                                   ARTICLE 17

                            PAYMENTS TO THIRD PARTIES

If the Holder is at any time or from time to time required to make a payment pursuant to this Deed any such payment or payments, and all costs of the Holder (including legal costs and legal fees) shall be at once payable by the Grantor and shall bear interest at the Prime Rate of Bank of Nova Scotia in effect at the time of such payment, plus 2%, and the repayment thereof to the Holder shall be secured hereby.

ARTICLE 18

                     OTHER PROVISIONS CONCERNING THE HOLDER

18.1 To the full extent necessary or desirable, the Grantor and the Holder specifically acknowledge and agree that the Holder is executing and delivering this Deed, and accepting the hypothecs, rights, remedies, powers and benefits conferred upon the Holder hereby, as the person holding the power of attorney ("fonde de pouvoir") of the Bondholders, including for all purposes of article 2962 of the C.C.Q. Furthermore, notwithstanding the provisions of Section 32 of An Act respecting the Special Powers of Legal Persons (Quebec), the Holder may acquire and be the holder of any Bond issued hereunder.

18.2 By way of supplement to the provisions of any applicable laws and without limiting any provisions of this Deed dealing with the same subject matters, the Grantor agrees that upon the occurrence of an Event of Default which is continuing:

        18.2.1 The Holder and any agent or Receiver appointed by it shall as regards all the powers, authorities and discretions vested in it have absolute and uncontrolled discretion as to the exercise thereof, whether in relation to the manner or as to the mode and time for the exercise thereof;

        18.2.2 The Holder shall not, nor shall any agent or Receiver appointed by it, be responsible or liable, otherwise than for any debts contracted by them, for damages to persons or property, or for salaries or non-fulfilment of contracts during any period wherein the Holder or such agent or Receiver shall manage the Collateral or any part thereof upon or after entry as herein provided and, except as otherwise agreed in writing, the Holder shall not be bound to do, observe or perform or to see to the observance or performance by the Grantor of any of the obligations herein imposed upon the Grantor, nor in any other way to supervise or intervene in the conduct of the Grantor's operation of any of the Collateral (or any portion thereof or any asset or right comprised therein);

        18.2.3 In the event of any sale in accordance with the provisions of this Deed or the Transaction Documents, whether by the Holder, by any agent or Receiver or under judicial proceedings, the Grantor shall execute and deliver to the purchaser on demand any instrument or assurance reasonably necessary to confirm to the purchaser the title of the property so sold, and, in the case of any such sale, the Holder is hereby irrevocably authorized by the Grantor to execute on its behalf any such confirmatory instrument or assurance;

        18.2.4 No Person dealing with the Holder or its agents or any Receiver shall be concerned to inquire whether the powers which the Holder or such agents or Receiver are purporting to exercise have become exercisable, or whether any money remains due on the security of this Deed or under the Transaction Documents, or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale or of any other dealing by the Holder or such agents or Receiver with the Collateral or to see to the application of any money paid to the Holder or such agents or Receiver. In the absence of fraud on the part of such Person, such dealings shall be deemed, insofar as regards the safety and protection of such Person, to be within the powers hereby conferred and to be valid and effectual accordingly;

        18.2.5 Subject to applicable laws, no delay or omission of the Holder to exercise any right or power accruing upon any default shall impair such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein and every power and remedy given hereby to the Holder may be exercised by it from time to time and as often as may be deemed expedient by it;

        18.2.6 The Holder may invest any Person with the powers vested in the Holder pursuant to this Deed or at law, or appoint any Person to perform the powers vested in the Holder pursuant to this Deed and at law for and on behalf of the Grantor, in which case the following provisions shall apply:

          18.2.6.1 every such Person shall be the irrevocable mandatary of the Grantor for the collection of all sums falling due in respect of all or any part of each of the Collateral, or any or all of them;

          18.2.6.2 every such Person shall have the power to carry on the enterprise of the Grantor, in whole or in part, with respect to all or any part of the Collateral or any or all of them, and may, in the discretion of the Holder, be vested with all or any of the powers and discretion of the Holder hereunder;

          18.2.6.3 the Holder may from time to time determine the reasonable remuneration of every such Person who shall be entitled to deduct the same out of the receipts from any part of the Collateral or any or all of them or the proceeds therefrom;

          18.2.6.4 every such Person shall, as concerns the responsibility for his acts or omissions, be deemed the agent or attorney of, or employed or engaged by the Grantor and in no event an agent or employee of the Holder;

          18.2.6.5 the engagement or appointment of every such Person by the Holder shall not create any liability on the part of the Holder to such Person in any respect and such engagement, appointment or delegation or anything which may be done by any such Person or the removal of any Person or the termination of any such appointment or engagement shall not have the effect of creating any liability of any nature whatsoever of any such Person towards the Holder;

          18.2.6.6 every such Person shall from time to time have the power to operate, in accordance with normal practice, all or any part of the Collateral or any or all of them, cancel any contracts and renew from time to time any or all of the contracts, for such term and subject to such provisions as such Person may deem advisable or expedient including exercising all rights and recourses available to the Grantor and in so doing every such Person shall act as the attorney or agent of the Grantor and shall have the authority to execute, whether or not under seal, any contract in the name of and on behalf of the Grantor and the Grantor undertakes to and does hereby ratify and confirm whatever any such Person may do; and

          18.2.6.7 every such Person shall have full power to manage, operate, repair, alter, complete, preserve, maintain or extend all or any part of the Collateral or any or all of them in the name of the Grantor for the purpose of securing the payment of the Secured Obligations including taking all such steps as the Holder may consider necessary or desirable for the purposes of completing all or any part of the Collateral or any or all of them, or any improvements or additions thereto as the Holder may determine and for such purposes to enter into all such contracts and undertake all such obligations as the Holder may determine, and obtain security therefor upon the Collateral; provided that the Holder shall not be under any obligation to complete the Buildings or any additions or improvements thereto.

                                   ARTICLE 19

                            POWER TO INSTITUTE SUITS

The Holder shall have power to institute and maintain such suits and proceedings as it may be advised shall be necessary or expedient to prevent any impairment of the security hereunder by any acts of the Grantor, or of others, in violation of this Deed or unlawful, or as the Holder may be advised shall be necessary or expedient to preserve and to protect its interests in respect of all or any part of the Collateral.

                                   ARTICLE 20

                            APPOINTMENT OF NEW HOLDER

The Holder may at any time resign from being the person holding the power of attorney of the Bondholders and the holder of all security created in its favour for the benefit of the Bondholders under this Deed and thereby be discharged from all further duties and liabilities under this Deed by giving to the Grantor and the Bondholders thirty (30) days' notice in writing or such shorter notice as the Bondholders and the Grantor may be willing to accept, and the Bondholders may, at any time by a Bondholders' Instrument, appoint a new Holder in the place of any Holder so resigning; and the Bondholders shall also have the power by a Bondholders' Instrument to remove the Holder at any time and to appoint a new Holder as the Person holding the power of attorney for the Bondholders and as the holder of all security created in its favour for the benefit of the Bondholders under this Deed. Any such new Holder, without further formality, shall be vested with and have all the property, right, powers and authority granted to the Holder hereunder and be subject in all respects to the terms, conditions and provisions of this Deed.

                                   ARTICLE 21

                              POWERS OF BONDHOLDERS

21.1 Powers of Bondholders. The Bondholders shall have the following powers exercisable from time to time by a Bondholders' Instrument:

        21.1.1 Modification of Rights of Bondholders or Holder. Power to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of the Bondholders and/or the Holder against the Grantor or against its undertaking, property and assets or any part thereof, whether such rights arise under this Deed or the Bonds or otherwise;

        21.1.2 To Direct Holder. Power to direct or authorize the Holder to exercise any power, right, remedy or authority given to it by this Deed in any manner specified in such Bondholders' Instrument or to refrain from exercising any such power, right, remedy or authority;

        21.1.3 Waiver of Default. Power to waive and direct the Holder to waive any default on the part of the Grantor in complying with any provision of this Deed or the Bonds either unconditionally or upon any conditions specified in such Bondholders' Instrument, whether or not the security under this Deed shall have become enforceable by reason of such default;

        21.1.4 Alienation of Property. Power to authorize the Grantor to sell or otherwise dispose of its undertakings, property or assets or any part of parts thereof and to instruct the Holder to release the same free from the Liens created under this Deed, all upon such terms and conditions as may be specified in such Bondholders' Instrument.

21.2 Definition of Bondholders' Instrument. The term "Bondholders' Instrument" means a document signed in one or more counterparts by the holder or holders of not less than sixty-six and two thirds percent (66 2/3%) of the principal amount of the Bonds outstanding at any time, setting out the exercise of any of the powers granted to the Bondholders by this Article or requesting the Holder to take or to refrain from taking some act, action or proceeding specified therein, or setting out any other authorization or direction, which by the terms hereof may be given by a Bondholders' Instrument. Any Bondholder may execute any such instrument in person or by agent or attorney duly authorized in writing.

21.3 Binding Effect of Bondholders' Instrument. Any power exercised by a Bondholders' Instrument as provided in this Article shall be binding upon the Bondholders and each of them, and the Holder (subject to the provisions of its indemnity herein contained) shall be bound to give effect thereto accordingly.

                                   ARTICLE 22

                                  MISCELLANEOUS

22.1 Separate Security. The present Deed and the Liens created herein, are and shall be in addition to and not in substitution for, any other security held by the Holder, the Bondholders or any one thereof for the fulfilment of the Secured Obligations and shall thus not operate as a novation of any of the Secured Obligations of the Grantor towards the Holder, the Bondholders or any one thereof.

22.2 Application of Payments. Any insurance indemnity, as well as any other amount or other property received by the Holder in the exercise of the rights conferred upon it by this Deed or by Law or in any other manner with respect to any of the Collateral, may be retained by the Holder as Collateral or applied to the payment of the Secured Obligations, whether or not they are due, or to other debts of the Grantor, whether or not they are secured. Notwithstanding the provisions of Article 1572 and the second paragraph of Article 2743 of the Civil Code of Quebec and every other legal rule concerning the imputation of payments, any amount collected by the Holder, even on account of the voluntary performance of the Secured Obligations, shall be applied at the Holder's discretion, and the Holder may vary such application from time to time, in whole or in part, as it sees fit.

22.3 Discharge. After the Secured Obligations and the Accessories have been paid in full, the Holder shall at the written request and expense of the Grantor cancel and discharge the charges of this Deed relating to the Collateral, and execute and deliver to the Grantor such deeds or other instruments as shall be requisite to effect the cancellation of the publication hereof.

                The registrar of any registration division in which any properties affected by this Deed are situate shall discharge and cancel the publication of any hypothec constituted hereby upon the publication of any acquittance, discharge, release, mainlevee or document to that effect signed by the Holder, without being obliged to see that any of the conditions of this Deed or the Security Documents have been fulfilled.

22.4 Reinstatement. Notwithstanding the provisions of Article 21.1.3 to the contrary and notwithstanding anything else to the contrary contained herein, this Deed shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Holder or the Bondholders in respect of the Collateral or the Secured Obligations is rescinded, or must otherwise be restored or returned by the Holder or the Bondholders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Grantor or any of its Affiliates or any guarantor of all or any part of the Secured Obligations, or upon the appointment of any intervenor, receiver or conservator of, or Holder, or agent or similar official for, the Grantor or any such Affiliate or guarantor, or any substantial part of their respective properties or assets, or otherwise, all as though such payment had not been made.

22.5 Bankruptcy, etc. To the extent permitted by law, the obligations of the Grantor under this Deed shall remain in full force and effect without regard to, and shall not be impaired by (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Grantor, or of any other Person; (ii) any exercise or nonexercise, or any waiver, by the Holder or the Bondholders, of any right, remedy, power or privilege under or in respect of any of the Secured Obligations or any of the Collateral or any other security therefor; (iii) any amendment to or modification of this Deed or any of the other Operative Documents; or (iv) the taking of additional security for or any guarantee of any of the Secured Obligations or the release or discharge or termination of any security or guarantee for any of the Secured Obligations; and whether or not the Grantor shall have notice or knowledge of any of the foregoing.

22.6 Consents, Approvals, etc. Upon the exercise by the Holder or the Bondholders of any power, right, privilege or remedy pursuant to this Deed or any of the other Operative Documents which requires any consent, approval, registration, qualification or authorization of, or declaration or filing with, or other action by, any other Person, including, without limitation, any governmental authority or instrumentality, the Grantor will execute and deliver, or will cause the execution and delivery of, all such agreements, documents, applications, certificates, instruments and other documents and papers and will take, or will cause to be taken, such other action that may be required to obtain such consent, approval, registration, qualification or authorization of or other action by such other Person and/or that may be reasonably requested by the Holder in connection therewith.

22.7 Benefit of Deed. The rights hereby conferred upon the Holder shall benefit all of its respective successors, including any entity resulting from its amalgamation with any other Person or Persons.

22.8 Notice of Default. The mere expiry of the time limit for performing any of the Secured Obligations shall serve to put the Grantor in default, without any notice or demand being required for that purpose.

22.9 Waivers. The Grantor may not claim that an act or omission by the Holder constitutes or implies a waiver of their right to invoke a default by the Grantor or to assert a right arising out of such default, unless the Holder has expressly so stated after the occurrence of the default.

22.10 Additional Waivers. No waiver by the Holder of any default shall be effective unless made in writing and no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

22.11 Renunciation. To the fullest extent permitted by Law, the parties hereto agree that Articles 1332 to 1338 of the Civil Code of Quebec will not apply to this Deed nor to the exercise of the rights conferred upon the Holder hereunder.

22.12 Waivers Voluntary. The Grantor's waivers set forth in this Deed have been made voluntarily, intelligently and knowingly and after the Grantor has been apprised and counselled by its attorneys as to the nature thereof and its possible alternative rights.

22.13 Communications. All communications provided for herein shall be mailed by certified mail (return receipt requested) at the addresses referred to and shall be effective at the time specified in the Transaction Documents and, in the case of the Holder, at the address of its head office.

22.14 Successors and Assigns. This Deed shall bind and inure to the benefit of and be enforceable by the Holder and the Grantor, successors to the Grantor and the successors and assigns of the Holder, and, in addition, shall inure to the benefit of and be enforceable by each holder from time to time of any of the Bonds who, upon acceptance of any such Bonds, shall, without further action, be entitled to enforce the provisions and enjoy the benefits hereof and thereof, whether or not an express assignment to such holder of rights hereunder and thereunder has been made.

22.15 Severability. Any provision of this Deed which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

22.16 Amendments. All amendments of this Deed and all waivers of compliance herewith shall be in writing and shall be effected in compliance with the provisions of the Transaction Documents.

22.17 Governing Law; Jurisdiction. This Deed, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the Province of Quebec without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. The Grantor, to the extent that it may lawfully do so, hereby consents to service of process, and to be sued, in the Province of Quebec and consents to the jurisdiction of the courts of the Province of Quebec, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder and under the other Documents or with respect to the transactions contemplated hereby or thereby, and expressly waives any and all objections it may have as to venue in any such courts. Subject to applicable Law, the Grantor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it in accordance with Article 22.13 hereof or as otherwise provided under the laws of the Province of Quebec. Notwithstanding the foregoing, the Grantor agrees that nothing contained in this Article 22.17 shall preclude the institution of any such suit, action or other proceeding in any jurisdiction other than the Province of Quebec.

22.18 Formal Date. For the purposes of convenience, this Deed may be referred to as bearing formal date of August 10, 2006 irrespective of the actual date of its execution.

                                   ARTICLE 23

                                    LANGUAGE

23.1 English Language. The parties hereto have expressly required that the present Deed and all deeds, documents and notices relating thereto be drafted in the English language.

23.2 Langue Anglaise. Les parties aux presentes ont expressement exige que le present acte et tous autres contrats, documents et avis qui y sont afferents soient rediges en langue anglaise.



                                    SCHEDULE

The following is the First Schedule of this Deed herein referred to:

                                 FIRST SCHEDULE




                                  FORM OF BOND

C-CHIPS TECHNOLOGIES CORPORATION (NORTH AMERICA) (incorporated under the Canada Business Act)

25% Collateral Mortgage Demand Bond

NO.      $


C-CHIPS TECHNOLOGIES CORPORATION (NORTH AMERICA) (hereinafter called the "Corporation"), for value received, promises to pay upon presentation of this Bond to _______________________________ or registered assigns, at
___________________________________   or  at  any  other  branch  in  Canada  of
___________________________     on    demand     the     principal     sum    of
___________________________ Dollars ($_______________) in lawful money of Canada and to pay interest thereon on demand from the date of this Bond, both before and after default, in like money, at the rate of twenty-five percent (25%) per annum, calculated half-yearly and not in advance, with interest on all overdue interest, calculated at the same rate and in the same manner as the principal thereof, from the date that the interest becomes due to the actual date of payment.

This Bond is issued under and secured by a deed of hypothec bearing formal date of August __, 2006 executed by the Corporation in favour of __, as the Person holding the power of attorney of the Bondholders for all purposes of Article 2692 of the Civil Code of Quebec, as same may be amended, restated, supplemented, replaced or otherwise modified form time to time (herein called the "Deed of Hypothec") to which Deed of Hypothec reference is hereby made for the terms and conditions upon and subject to which this Bond is issued and held and the nature and extent of the security therefore.

As of the dated thereof, the aggregate principal amount of Bonds which may be issued under and secured by the Deed of Hypothec from time to time is limited to
___ Canadian Dollars (Cdn$___). All bonds at any time outstanding rank pari passu and are equally and rateably secured by the Deed of Hypothec.

This Bond is subject to the terms and conditions of the Deed of Hypothec, to all of which the holder of this Bond by his acceptance hereof assents.

This Bond is fully registered and may only be transferred by the holder hereof upon compliance with the provisions of the Deed of Hypothec in that respect.

This Bond shall not become obligatory until it shall have been certified by the Holder under the Deed of Hypothec.

All capitalized terms and expressions used herein, unless otherwise defined, shall have the same meaning as that ascribed to them in the Deed of Hypothec.

The Corporation by its signature on the one hand and the holder and any transferee of this Bond by their acceptance of this Bond on the other hand acknowledge that they have expressly required it to be drawn up in the English language.

La  compagnie,   par  sa  signature,   d'une  part,  et  le  detenteur  et  tous
cessionnaires de cette obligation par leur acceptation, d'autre part, declarent qu'ils ont expressement exige qu'elle soit redigee en langue anglaise.


IN WITNESS WHEREOF, C-Chips Technologies Corporation (North America). has caused this Bond to be signed by Anna Pennino its representative and to be dated the 10th day of August, Two Thousand and Six (2006).


         C-CHIPS TECHNOLOGIES CORPORATION (NORTH AMERICA)


By:  _________________________
         Anna Pennino

WHEREOF ACTE:


DONE AND  PASSED at the City of  Montreal,  Province  of  Quebec,  on this tenth
(10th) day of August, Two Thousand and Six (2006) and of record in the office of the undersigned Notary under the number

(              ) of her notarial minutes.

And the parties, after having declared to have taken cognizance of these presents and having exempted the said Notary from reading them or causing them to be read, signed these presents, all in the presence of the said Notary who also signed.



                  BUSH ROSS, P.A.


        -----------------------------------
         Benjamin Gross, attorney ad hoc



                                            OF THE FIRST PART



                  C-CHIPS TECHNOLOGIES CORPORATION (NORTH AMERICA)


        -----------------------------------
         Anna Pennino, representative



                                    OF THE SECOND PART



         Diane Rimok, Notary


        -----------------------------------